UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  06/17/2005

RELIABILITY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-7092

TX	75-0868913
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

P.O. Box 218370, Houston, TX 77218-8370
(Address of Principal Executive Offices, Including Zip Code)

281-492-0550
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 4.01.    Changes in Registrant's Certifying Accountant

Effective June 16, 2005, the Board of Directors of Reliability Incorporated (the "Company") approved the Company's dismissal of Ernst & Young LLP ("Ernst & Young") as the Company's independent registered public accounting firm. Ernst & Young informed the Company of a significant increase in fees, above what the Company felt was reasonable, which we believe is a result of increasing procedural requirements for auditing public companies.

Ernst & Young's report for the year ended December 31, 2004 was modified to include an emphasis paragraph regarding uncertainty about our ability to continue as a going concern. Except for the modification discussed above, the reports of Ernst & Young on the Company's financial statements for the years ended December 31, 2004 and December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company's financial statements for each of the two fiscal years ended December 31, 2004, and in the subsequent interim period, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In addition, during the two most recent fiscal years and in the subsequent interim period no reportable events described in Item 304(a)(1)(iv)(B) of Regulation S-B have occurred.

The Company provided to Ernst & Young the disclosure contained in this Form 8-K and requested Ernst & Young to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A letter from Ernst & Young is attached as Exhibit 16.1 to this Form 8-K and incorporated herein by reference.

On June 16, 2005, the Board of Directors approved the Company's engagement of FittsRoberts as independent auditors for the Company. The Company engaged FittsRoberts on June 16, 2005.

Neither the Company, nor anyone on its behalf consulted FittsRoberts regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304 (a) (1)(iv) of Regulation S-B (there being none).

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

RELIABILITY INCORPORATED

Date: June 17, 2005.	By:	/s/ Carl V. Schmidt
Carl V. Schmidt
Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter from Ernst & Young to the Securities and Exchange Commission